EXHIBIT 10.11

SMTP, INC.

Subscription Agreement

This subscription agreement (this “Agreement”) is dated May 18, 2015, by and between the purchaser identified on the signature page hereto (the “Purchaser”) and SMTP, Inc., a Delaware corporation (the “Company”), whereby the parties agree as follows:

1.

Subscription.

Purchaser agrees to buy and the Company agrees to sell and issue to Purchaser shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company for an aggregate purchase price (the “Purchase Price”) equal to the product of (x) the aggregate number of shares of Common Stock the Purchaser has agreed to purchase and (y) the purchase price per share of Common Stock, each as set forth on the signature page hereto.  The Purchase Price is set forth on the signature page hereto.

The shares of Common Stock being purchased by the Purchaser hereunder (the “Shares”) have been registered on an automatic shelf registration statement on Form S-3 (Registration No. 333-201350) (the “Registration Statement”).  The Registration Statement has been declared effective by the Securities and Exchange Commission (the “Commission”) and is effective on the date hereof.  A final prospectus supplement will be delivered to the Purchaser as required by law.

The completion of the purchase and sale of the Shares to Purchaser (the “Closing”) shall be held at a place and time 3 business days following the date hereof (the “Closing Date”) to be specified by the Company in accordance with Rule 15c6-1 promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).  On the Closing Date, the Purchaser shall pay the Purchase Price to the Company through the Delivery vs. purchase (DVP) protocol to be facilitated by ___________ and (ii) upon receipt of the Purchase Price, the Company shall cause the Shares purchased by such Purchaser to be delivered to the Purchaser with the delivery of the Shares to be made through the facilities of The Depository Trust Company’s transfer of shares with use of the Delivery vs. purchase (DVP) protocol to be facilitated by ____________.

2.

Miscellaneous.

This Subscription Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  Execution may be made by delivery by facsimile or via electronic format.

All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company:  as set forth on the signature page hereto.

To the Purchaser:  as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this Subscription Agreement.

SMTP, INC.

	By:	____________________________________
Name:
Number of Shares: _______ Purchase Price per Share: $5.50 Aggregate Purchase Price: $_______		Title: Address for Notice: 10 Tara Boulevard, Suite 430 Nashua, New Hampshire 03062 877-705-9362

PURCHASER: ________________________________

By: ________________________________________
Name:
Title:

Select method of delivery of Shares:

☐ DVP DELIVERY
Instructions:

Instructions to be provided directly to ________________

☐ PHYSICAL DELIVERY OF CERTIFICATES
Delivery Instructions:

Name in which Shares should be issued: _______________________________________

Address for delivery:

c/o  _______________________________

Street:   ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: _____________________